                              Exhibit 17(b)(viii)

               Prospectus for Class A, B and C Shares of the FAIF
              Large Cap Funds (Balanced Fund, Equity Income Fund,
               Equity Index Fund, Large Cap Growth Fund and Large
                    Cap Value Fund) dated December 30, 2000

                                 DECEMBER 30, 2000


                                 ASSET CLASSES

                                 (*)  EQUITY FUNDS
                                  *   FUNDS OF FUNDS
                                  *   BOND FUNDS
                                  *   TAX FREE FUNDS
                                  *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.



FIRST AMERICAN

LARGE CAP FUNDS


CLASS A, CLASS B, AND CLASS C SHARES


BALANCED FUND
EQUITY INCOME FUND
EQUITY INDEX FUND
LARGE CAP GROWTH FUND
LARGE CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of CONTENTS

FUND SUMMARIES

   Balanced Fund                                             3

   Equity Income Fund                                        6

   Equity Index Fund                                         8

   Large Cap Growth Fund                                    10

   Large Cap Value Fund                                     12

POLICIES & SERVICES

   Buying Shares                                            14

   Selling Shares                                           18

   Managing Your Investment                                 19

ADDITIONAL INFORMATION

   Management                                               21

   More About The Funds                                     22

   Financial Highlights                                     24

FOR MORE INFORMATION                                Back Cover

Fund Summaries
INTRODUCTION



This section of the prospectus describes the objectives of the First American Large Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                        1      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

                    THIS PAGE WAS INTENTIONALLY LEFT BLANK.

Fund Summaries
BALANCED FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities.

Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 75% of the total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. The fund's advisor will utilize separate value and growth strategies to select securities for the fund. Although no limits will be placed on the fund's equity holdings invested in the value strategy versus the growth strategy, the advisor expects that, over the long term, the fund will be invested in an equal mix of value and growth securities.

In implementing the value strategy, the advisor will select securities that it believes:

-  are undervalued relative to other securities in the same industry or market.

-  exhibit good or improving fundamentals.

- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In implementing the growth strategy, the advisor will select securities that exhibit the potential for superior growth based on factors such as:

-  above average growth in revenue and earnings.

-  strong competitive position.

-  strong management.

-  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts.

Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations.

In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

The fund's debt securities will be rated investment grade at the time or purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of these securities will be either U.S. government securities or securities that have received at least an A or equivalent rating. The fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISK OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies."

INCOME RISK. The fund's income could decline due to falling market interest rates.


                        3      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
BALANCED FUND CONTINUED

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. Because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmarks are unmanaged and have no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                        4      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

  12.31%   0.79%   26.51%   17.76%   16.98%   10.47%   3.10%
-----------------------------------------------------------------
   1993    1994     1995     1996     1997     1998    1999

Best Quarter:  Quarter ending   June 30, 1997        10.08%
Worst Quarter: Quarter ending   September 30, 1998   (5.78)%

AVERAGE ANNUAL TOTAL RETURNS              Inception                          Since Inception   Since Inception
AS OF 12/31/99                                 Date   One Year   Five Years        (Class A)         (Class B)
--------------------------------------------------------------------------------------------------------------
Balanced Fund (Class A)                    12/14/92    (2.31)%       13.47%           11.41%                NA
--------------------------------------------------------------------------------------------------------------
Balanced Fund (Class B)                     8/15/94    (2.19)%       13.61%               NA            12.56%
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)               21.04%        28.55%           21.52%            25.95%
--------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)                         (0.83)%        7.73%            7.70%             8.27%
--------------------------------------------------------------------------------------------------------------
Lehman Gov't/Credit Bond Index(4)                      (2.15)%        7.60%            6.42%             6.88%
--------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 2.88%.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.

(3)An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac. The Lehman Asset Backed Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto and home equity loans. The since inception performance of the index for Class A shares and Class B shares is calculated from 12/31/92 and 8/31/94, respectively. Previously, the fund used the Lehman Government/Credit Bond Index as a benchmark. Going forward, the fund will use the Lehman Aggregate Bond Index as a comparison because its composition better matches the fund's investment strategies.

(4)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities (see Fn.2), and investment grade corporate debt securities. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)
  AS A % OF OFFERING PRICE                                                       5.25%(2)    0.00%       1.00%

  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS    0.00%(3)    5.00%       1.00%

  ANNUAL MAINTENANCE FEE(4)
  ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $ 25        $ 25        $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
  Management Fees                                                                0.70%       0.70%       0.70%
  Distribution and Service (12b-1) Fees                                          0.25%       1.00%       1.00%
  Other Expenses                                                                 0.22%       0.22%       0.22%
  TOTAL                                                                          1.17%       1.92%       1.92%
--------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

  Waiver of Fund Expenses                                                       (0.12)%     (0.12)%     (0.12)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                         1.05%       1.80%       1.80%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                     CLASS B                  CLASS B                 CLASS C                  CLASS C
                         assuming redemption   assuming no redemption     assuming redemption   assuming no redemption
             CLASS A   at end of each period    at end of each period   at end of each period    at end of each period
----------------------------------------------------------------------------------------------------------------------
   1 year     $  638                  $  695                   $  195                  $  393                   $  293
   3 years    $  877                  $1,003                   $  603                  $  697                   $  697
   5 years    $1,135                  $1,237                   $1,037                  $1,126                   $1,126
  10 years    $1,871                  $2,048                   $2,048                  $2,321                   $2,321


                        5      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:

-  the ability to pay above average dividends.

-  the ability to finance expected growth.

-  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmarks are unmanaged and have no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                        6      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

[BAR CHART]

  4.70%   3.85%   22.73%   19.80%   27.53%   15.68%   3.86%
---------------------------------------------------------------
  1993    1994     1995     1996     1997     1998    1999

Best Quarter:   Quarter ending    June 30, 1997         11.95%
Worst Quarter:  Quarter ending    September 30, 1999    (8.67%)

AVERAGE ANNUAL TOTAL RETURNS              Inception                          Since Inception   Since Inception
AS OF 12/31/99(2)                              Date   One Year   Five Years        (Class A)         (Class B)
--------------------------------------------------------------------------------------------------------------
Equity Income Fund (Class A)               12/18/92    (1.59)%       16.38%           12.78%                NA
--------------------------------------------------------------------------------------------------------------
Equity Income Fund (Class B)                8/15/94    (1.53)%       16.63%               NA            15.60%
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(3)               21.04%        28.55%           21.52%            25.95%
--------------------------------------------------------------------------------------------------------------
Lehman Gov't/Credit Bond Index(4)                      (2.15)%        7.60%            6.42%             6.88%
--------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 5.43%.

(2)First American Asset Management became the investment advisor of the Equity Income Fund on 3/25/94. Prior to the change, Boulevard Bank was the investment advisor of the fund.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.

(4)An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                              CLASS A     CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                       5.25%(2)    0.00%      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS    0.00%(3)    5.00%      1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $ 25        $ 25       $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
 Management Fees                                                                0.70%       0.70%      0.70%
 Distribution and Service (12b-1) Fees                                          0.25%       1.00%      1.00%
 Other Expenses                                                                 0.19%       0.19%      0.19%
 TOTAL                                                                          1.14%       1.89%      1.89%
------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

Waiver of Fund Expenses                                                        (0.14)%     (0.14)%    (0.14)%
TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.00%       1.75%      1.75%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.00%, 1.75% AND 1.75%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                       CLASS B                  CLASS B                 CLASS C                  CLASS C
                           assuming redemption   assuming no redemption     assuming redemption   assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period    at end of each period
------------------------------------------------------------------------------------------------------------------------
   1 year       $  635                  $  692                   $  192                  $  390                   $  290
   3 years      $  868                  $  994                   $  594                  $  688                   $  688
   5 years      $1,120                  $1,221                   $1,021                  $1,111                   $1,111
  10 years      $1,838                  $2,016                   $2,016                  $2,289                   $2,289


                        7      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. Because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                        8      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR GRAPH]

  9.80%   1.02%   36.63%   22.13%   32.51%   28.24%   20.12%
-----------------------------------------------------------------
  1993    1994     1995     1996     1997     1998     1999

Best Quarter:    Quarter ending     December 31, 1998       21.30%
Worst Quarter:   Quarter ending     September 30, 1998      (9.96)%

AVERAGE ANNUAL TOTAL RETURNS               Inception                            Since Inception   Since Inception
AS OF 12/31/99                                  Date    One Year   Five Years         (Class A)         (Class B)
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund (Class A)                 12/14/92      13.79%       26.41%            19.92%               NA
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund (Class B)                  8/15/94      14.21%       26.69%               NA             24.69%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                  21.04%       28.55%            21.52%            25.95%
-----------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was (2.06)%.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)
  AS A % OF OFFERING PRICE                                                       5.25%(2)    0.00%       1.00%

  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS    0.00%(3)    5.00%       1.00%

  ANNUAL MAINTENANCE FEE(4)
  ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $ 25        $ 25        $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
  Management Fees                                                                0.70%       0.70%       0.70%
  Distribution and Service (12b-1) Fees                                          0.25%       1.00%       1.00%
  Other Expenses                                                                 0.19%       0.19%       0.19%
  TOTAL                                                                          1.14%       1.89%       1.89%
--------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

 Waiver of Fund Expenses                                                        (0.54)%     (0.54)%     (0.54)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          0.60%       1.35%       1.35%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.60%, 1.35% AND 1.35%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                     CLASS B                  CLASS B                 CLASS C                  CLASS C
                         assuming redemption   assuming no redemption     assuming redemption   assuming no redemption
             CLASS A   at end of each period    at end of each period   at end of each period    at end of each period
----------------------------------------------------------------------------------------------------------------------
   1 year     $  635                  $  692                   $  192                  $  390                   $  290
   3 years    $  868                  $  994                   $  594                  $  688                   $  688
   5 years    $1,120                  $1,221                   $1,021                  $1,111                   $1,111
  10 years    $1,838                  $2,016                   $2,016                  $2,289                   $2,289


                        9      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-  above average growth in revenue and earnings.

-  strong competitive position.

-  strong management.

-  sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. Because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                       10      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

[BAR CHART]

  -2.15%   -1.00%   32.43%   22.93%   21.42%   23.56%   37.76%
------------------------------------------------------------------
   1993     1994     1995     1996     1997     1998     1999

Best Quarter:    Quarter ending     December 31, 1999        22.65%
Worst Quarter:   Quarter ending     September 30, 1998      (14.22)%

AVERAGE ANNUAL TOTAL RETURNS              Inception                          Since Inception   Since Inception
AS OF 12/31/99(2)                              Date   One Year   Five Years        (Class A)         (Class B)
--------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund (Class A)            12/18/92     30.50%       26.10%           17.00%               NA
--------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund (Class B)             8/15/94     31.64%       26.37%              NA             25.38%
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(3)                21.04%       28.55%           21.52%            25.95%
--------------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was 2.57%.

(2)First American Asset Management became the investment advisor of the Large Cap Growth Fund on 3/25/94. Prior to the change, Boulevard Bank was the investment advisor of the fund.

(3)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)    0.00%      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)    5.00%      1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                               $ 25        $ 25       $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%       0.70%      0.70%
 Distribution and Service (12b-1) Fees                                           0.25%       1.00%      1.00%
 Other Expenses                                                                  0.19%       0.19%      0.19%
 TOTAL                                                                           1.14%       1.89%      1.89%
-------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

 Waiver of Fund Expenses                                                        (0.09)%     (0.09)%    (0.09)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.05%       1.80%      1.80%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                     CLASS B                  CLASS B                 CLASS C                  CLASS C
                         assuming redemption   assuming no redemption     assuming redemption   assuming no redemption
             CLASS A   at end of each period    at end of each period   at end of each period    at end of each period
----------------------------------------------------------------------------------------------------------------------
   1 year     $  635                  $  692                   $  192                  $  390                   $  290
   3 years    $  868                  $  994                   $  594                  $  688                   $  688
   5 years    $1,120                  $1,221                   $1,021                  $1,111                   $1,111
  10 years    $1,838                  $2,016                   $2,016                  $2,289                   $2,289


                       11      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

-  are undervalued relative to other securities in the same industry or market.

-  exhibit good or improving fundamentals.

- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. Because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                       12      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP VALUE FUND CONTINUED
--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

 -2.01%  21.46%  7.98%  15.10%   4.12%  31.94%  29.10%  22.41%   9.71%   7.91%
--------------------------------------------------------------------------------
  1990    1991   1992    1993    1994    1995    1996    1997    1998    1999

Best Quarter:    Quarter ending     December 31, 1998        16.55%
Worst Quarter:   Quarter ending     September 30, 1998      (13.91)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                           Ten Years   Since Inception
AS OF 12/31/99                                Date   One Year   Five Years   (Class A)         (Class B)
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund (Class A)            12/22/87      2.26%       18.52%      13.67%                NA
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund (Class B)             8/15/94      2.35%       18.71%          NA            17.27%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)               21.04%       28.55%      18.20%            25.95%
--------------------------------------------------------------------------------------------------------

(1)Total return for the period from 1/1/00 through 9/30/00 was (2.17)%.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index for Class B shares is calculated from 8/31/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 2000.(1)

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)    0.00%      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)    5.00%      1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                               $ 25        $ 25       $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%       0.70%      0.70%
 Distribution and Service (12b-1) Fees                                           0.25%       1.00%      1.00%
 Other Expenses                                                                  0.18%       0.18%      0.18%
 TOTAL                                                                           1.13%       1.88%      1.88%
-------------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 2000, were:

 Waiver of Fund Expenses                                                        (0.08)%     (0.08)%    (0.08)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.05%       1.80%      1.80%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4)The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------

 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                     CLASS B                  CLASS B                 CLASS C                  CLASS C
                         assuming redemption   assuming no redemption     assuming redemption   assuming no redemption
             CLASS A   at end of each period    at end of each period   at end of each period    at end of each period
----------------------------------------------------------------------------------------------------------------------
   1 year     $  634                  $  691                   $  191                  $  389                   $  289
   3 years    $  865                  $  991                   $  591                  $  685                   $  685
   5 years    $1,115                  $1,216                   $1,016                  $1,106                   $1,106
  10 years    $1,827                  $2,003                   $2,003                  $2,379                   $2,379


                       13      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A, Class B, and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

-  a front-end sales charge, described below.

- lower annual expenses than Class B and Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

- orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

- orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

- orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

- higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

- a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

- automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

- a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

- higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

-  no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                         12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                              0.25% of average daily net assets
Class B shares                              1% of average daily net assets
Class C shares                              1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its shareholder servicing fee until one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.


                       14      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                                         Maximum
                                              Sales Charge           Reallowance
                                         as a % of      as a % of      as a % of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than  $ 50,000                          5.25%          5.54%          5.00%
$ 50,000 - $ 99,999                          4.25%          4.44%          4.00%
$100,000 - $249,999                          3.25%          3.36%          3.00%
$250,000 - $499,999                          2.25%          2.30%          2.00%
$500,000 - $999,999                          1.75%          1.78%          1.50%
$1 million and over                             0%             0%             0%

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the fund of your prior purchases. This must be done at the time of purchase, either directly with the fund in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

--------------------------------------------------------------------------------

   FOR INVESTMENTS OF OVER $1 MILLION

   There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase except in the case of Equity Index Fund. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

   To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

   - redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

   - redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

   - redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase,


                       15      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

you will pay a back-end sales charge, called a contingent deferred sales charge
(CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.35% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                             CDSC as a % of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                                5%
Second                                                               5%
Third                                                                4%
Fourth                                                               3%
Fifth                                                                2%
Sixth                                                                1%
Seventh                                                              0%
Eighth                                                               0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2001, they will convert to Class A shares on June 1, 2009.

The CDSC will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. Additionally, the advisor may pay its affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., an additional commission of up to 3% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 1-800-637-2548 before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name, account number and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.


                       16      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

-  all purchases must be made in U.S. dollars.

- third-party checks, credit cards, credit card checks, and cash are not accepted.

- if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

- through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 1-800-637-2548.


                       17      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Managing Your Investment, Redemption In-Kind."


BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.

--------------------------------------------------------------------------------

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

-  name of the fund.

-  account number.

-  dollar amount or number of shares redeemed.

-  name on the account.

-  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

- you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

- you would like the check mailed to an address other than the address on the funds' records.

-  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

-  deduct a $25 annual account maintenance fee, or

- close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.


                       18      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


BY PHONE. If both funds have identical shareholder registration, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 1-800-637-2548. Your instructions must be received before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.


--------------------------------------------------------------------------------

     TELEPHONE TRANSACTIONS

     You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

     The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

     It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN-KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of in cash. In selecting securities for a redemption in-kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.


                       19      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Fund and Large Cap Value Fund are expected to consist primarily of capital gains.


TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                       20      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2000, it had more than $77 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 2000, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
BALANCED FUND                                                              0.58%
EQUITY INCOME FUND                                                         0.56%
EQUITY INDEX FUND                                                          0.16%
LARGE CAP GROWTH FUND                                                      0.61%
LARGE CAP VALUE FUND                                                       0.59%
--------------------------------------------------------------------------------

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

Investment Advisor

First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor

SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

PENDING ACQUISITION

On October 4, 2000, U.S. Bancorp, the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.

ADDITIONAL COMPENSATION

U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. The funds also pay U.S. Bank fees based upon the number of funds and accounts maintained. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing administrative services to the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S., Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with First American Asset Management.


                       21      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS. In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

EFFECTIVE DURATION. Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

EFFECTIVE MATURITY. Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

PORTFOLIO TURNOVER. Portfolio managers for the funds other than Equity Index Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for Equity Index Fund is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

FOREIGN SECURITY RISK. Each fund other than Equity Index Fund may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced
Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

                       22      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

RISKS OF ACTIVE MANAGEMENT. Each fund other than Equity Index Fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND AND EQUITY INCOME FUND

INTEREST RATE RISK. Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

CREDIT RISK. Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

As discussed in the "Fund Summaries" section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

EXTENSION RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

PREPAYMENT RISK. Mortgage- and asset-backed securities also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

                       23      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A, Class B and Class C shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information for the fiscal years ended September 30, 2000 and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.

BALANCED FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                      2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 13.46     $ 13.98     $ 15.41     $ 13.14     $ 12.12
                                                                  -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                               0.36        0.38        0.40        0.39        0.39
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.24        1.07      ( 0.30)       2.85        1.43
                                                                  -------     -------     -------     -------     -------
 Total From Investment Operations                                    0.60        1.45        0.10        3.24        1.82
                                                                  -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                            ( 0.36)     ( 0.38)     ( 0.41)     ( 0.39)     ( 0.39)
 Distributions (from capital gains)                                ( 1.25)     ( 1.59)     ( 1.12)     ( 0.58)     ( 0.41)
                                                                  -------     -------     -------     -------     -------
 Total Distributions                                               ( 1.61)     ( 1.97)     ( 1.53)     ( 0.97)     ( 0.80)
                                                                  -------     -------     -------     -------     -------
Net Asset Value, End of Period                                    $ 12.45     $ 13.46     $ 13.98     $ 15.41     $ 13.14
                                                                  =======     =======     =======     =======     =======
Total Return                                                         4.50%      10.75%       0.72%      25.80%      15.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $54,605     $69,753     $78,269     $32,309     $20,927
Ratio of Expenses to Average Net Assets                              1.05%       1.05%       1.05%       1.05%       1.05%
Ratio of Net Income to Average Net Assets                            2.86%       2.69%       2.82%       2.74%       3.05%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.17%       1.16%       1.15%       1.13%       1.14%
Ratio of Net Income to Average Net Assets (excluding waivers)        2.74%       2.58%       2.72%       2.66%       2.96%
Portfolio Turnover Rate                                                65%         77%        103%         84%         73%
--------------------------------------------------------------------------------------------------------------------------


                       24      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

BALANCED FUND (CONTINUED)

                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                      2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 13.40     $ 13.93     $ 15.36     $ 13.10     $ 12.09
                                                                  -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                               0.27        0.28        0.30        0.29        0.31
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.22        1.06       (0.31)       2.84        1.42
                                                                  -------     -------     -------     -------     -------
 Total From Investment Operations                                    0.49        1.34       (0.01)       3.13        1.73
                                                                  -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                            ( 0.27)     ( 0.28)     ( 0.30)     ( 0.29)     ( 0.31)
 Distributions (from capital gains)                                ( 1.25)     ( 1.59)     ( 1.12)     ( 0.58)     ( 0.41)
                                                                  -------     -------     -------     -------     -------
 Total Distributions                                               ( 1.52)     ( 1.87)     ( 1.42)     ( 0.87)     ( 0.72)
                                                                  -------     -------     -------     -------     -------
Net Asset Value, End of Period                                    $ 12.37     $ 13.40     $ 13.93     $ 15.36     $ 13.10
                                                                  =======     =======     =======     =======     =======
Total Return                                                         3.59%       9.94%     ( 0.02)%     24.93%      14.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $49,457     $60,623     $59,323     $43,707     $15,542
Ratio of Expenses to Average Net Assets                              1.80%       1.80%       1.80%       1.80%       1.80%
Ratio of Net Income to Average Net Assets                            2.11%       1.94%       2.02%       1.99%       2.32%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.92%       1.91%       1.90%       1.88%       1.89%
Ratio of Net Income to Average Net Assets (excluding waivers)        1.99%       1.83%       1.92%       1.91%       2.23%
Portfolio Turnover Rate                                                65%         77%        103%         84%         73%
-------------------------------------------------------------------------------------------------------------------------


                                                                  Fiscal year ended September 30,
CLASS C SHARES                                                          2000           1999(1)
-------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $ 13.45        $ 13.69
                                                                       -------        -------
Investment Operations:
 Net Investment Income                                                    0.28           0.23
 Net Gains (Losses) on Investments (both realized and unrealized)         0.22         ( 0.25)
                                                                       -------        -------
 Total From Investment Operations                                         0.50          (0.02)
                                                                       -------        -------
Less Distributions:
 Dividends (from net investment income)                                  (0.27)         (0.22)
 Distributions (from capital gains)                                      (1.25)            --
                                                                       --------       -------
 Total Distributions                                                     (1.52)         (0.22)
                                                                       --------       -------
Net Asset Value, End of Period                                         $ 12.43        $ 13.45
                                                                       ========       =======
Total Return                                                              3.65%         (0.21)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $ 1,499        $ 1,388
Ratio of Expenses to Average Net Assets                                   1.80%          1.81%(2)
Ratio of Net Income to Average Net Assets                                 2.11%          2.05%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)              1.92%          1.91%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)             1.99%          1.95%(2)
Portfolio Turnover Rate                                                     65%            77%
-------------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.


                       25      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                      2000        1999        1998       1997        1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 15.94     $ 15.70     $ 15.69    $ 12.65     $ 11.24
                                                                  -------     -------     -------    -------     -------
Investment Operations:
 Net Investment Income                                               0.28        0.36        0.41       0.40        0.39
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     1.45        1.15        0.86       3.40        1.42
                                                                  -------     -------     -------    -------     -------
 Total From Investment Operations                                    1.73        1.51        1.27       3.80        1.81
                                                                  -------     -------     -------    -------     -------
Less Distributions:
 Dividends (from net investment income)                            ( 0.28)     ( 0.37)     ( 0.41)    ( 0.41)     ( 0.39)
 Distributions (from capital gains)                                ( 1.10)     ( 0.90)     ( 0.85)    ( 0.35)     ( 0.01)
                                                                  -------     -------     -------    --------    --------
 Total Distributions                                               ( 1.38)     ( 1.27)     ( 1.26)    ( 0.76)     ( 0.40)
                                                                  -------     -------     -------    --------    --------
Net Asset Value, End of Period                                    $ 16.29     $ 15.94     $ 15.70    $ 15.69     $ 12.65
                                                                  =======     =======     =======    ========    ========
Total Return                                                        11.11%       9.74%       8.38%     31.16%      16.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $20,607     $18,970     $11,018   $  7,276    $  2,581
Ratio of Expenses to Average Net Assets                              1.00%       1.00%       1.00%      1.00%       1.00%
Ratio of Net Income to Average Net Assets                            1.69%       2.01%       2.58%      2.96%       3.25%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.14%       1.13%       1.12%      1.17%       1.20%
Ratio of Net Income to Average Net Assets (excluding waivers)        1.55%       1.88%       2.46%      2.79%       3.05%
Portfolio Turnover Rate                                                36%         35%         14%        39%         23%
-------------------------------------------------------------------------------------------------------------------------


                                                                            Fiscal year ended September 30,
CLASS B SHARES                                                    2000        1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $ 15.90     $ 15.65     $ 15.62     $ 12.61     $ 11.20
                                                                -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                             0.18        0.24        0.30        0.29        0.31
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   1.44        1.16        0.87        3.37        1.42
                                                                -------     -------     -------     -------     -------
 Total From Investment Operations                                  1.62        1.40        1.17        3.66        1.73
                                                                -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                          ( 0.18)     ( 0.25)     ( 0.29)     ( 0.30)     ( 0.31)
 Distributions (from capital gains)                              ( 1.10)     ( 0.90)     ( 0.85)     ( 0.35)     ( 0.01)
                                                                -------     -------    --------    --------    --------
 Total Distributions                                             ( 1.28)     ( 1.15)     ( 1.14)     ( 0.65)     ( 0.32)
                                                                -------     -------    --------    --------    --------
Net Asset Value, End of Period                                  $ 16.24     $ 15.90     $ 15.65     $ 15.62     $ 12.61
                                                                =======     =======     =======     =======     =======
Total Return                                                      10.35%       9.10%       7.77%      30.06%      15.66%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $10,366     $10,971    $  8,570    $  6,619    $  3,770
Ratio of Expenses to Average Net Assets                            1.75%       1.75%       1.75%       1.75%       1.75%
Ratio of Net Income to Average Net Assets                          0.95%       1.34%       1.81%       2.19%       2.49%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.89%       1.88%       1.87%       1.92%       1.95%
Ratio of Net Income to Average Net Assets (excluding waivers)      0.81%       1.21%       1.69%       2.02%       2.29%
Portfolio Turnover Rate                                              36%         35%         14%         39%         23%
------------------------------------------------------------------------------------------------------------------------

                       26      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME FUND (CONTINUED)

                                                              Fiscal year ended September 30,
CLASS C SHARES                                                       2000          1999(1)
--------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 15.93       $ 16.62
                                                                    -------       -------
Investment Operations:
 Net Investment Income                                                 0.19          0.21
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       1.44         (0.70)
                                                                    -------       -------
 Total From Investment Operations                                      1.63         (0.49)
                                                                    -------       -------
Less Distributions:
 Dividends (from net investment income)                               (0.18)        (0.20)
 Distributions (from capital gains)                                   (1.10)           --
                                                                   --------       -------
 Total Distributions                                                  (1.28)        (0.20)
                                                                   --------       -------
Net Asset Value, End of Period                                     $  16.28       $ 15.93
                                                                   ========       =======
Total Return                                                          10.41%        (3.02)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $  2,511      $  1,700
Ratio of Expenses to Average Net Assets                                1.75%         1.76%(2)
Ratio of Net Income to Average Net Assets                              0.88%         0.65%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)           1.89%         1.88%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)          0.74%         0.53%(2)
Portfolio Turnover Rate                                                  36%           35%
---------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.


                       27      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INDEX FUND


                                                                             Fiscal year ended September 30,
CLASS A SHARES                                                    2000         1999          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $  25.52      $  20.61      $  20.76      $  15.49      $  13.35
                                                               --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                                             0.17          0.21          0.24          0.12          0.27
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   2.91          5.36          1.39          5.70          2.32
                                                               --------      --------      --------      --------      --------
 Total From Investment Operations                                  3.08          5.57          1.63          5.82          2.59
                                                               --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                           (0.17)        (0.22)        (0.24)        (0.12)        (0.27)
 Distributions (from capital gains)                               (0.68)        (0.44)        (1.54)        (0.43)        (0.18)
                                                               --------      --------      --------      --------      --------
 Total Distributions                                              (0.85)        (0.66)        (1.78)        (0.55)        (0.45)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period                                 $  27.75      $  25.52      $  20.61      $  20.76      $  15.49
                                                               ========      ========      ========      ========      ========
Total Return                                                      12.11%        27.30%         8.50%        39.47%        19.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $134,180      $110,439      $ 46,010      $ 15,977      $  6,221
Ratio of Expenses to Average Net Assets                            0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of Net Income to Average Net Assets                          0.62%         0.85%         1.11%         1.36%         1.87%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.14%         1.14%         1.13%         1.13%         1.15%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                               0.08%         0.31%         0.58%         0.83%         1.32%
Portfolio Turnover Rate                                              16%            7%           14%            8%           10%
--------------------------------------------------------------------------------------------------------------------------------

                                                                             Fiscal year ended September 30,
CLASS B SHARES                                                     2000         1999         1998          1997          1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $  25.34      $  20.49      $  20.67      $  15.43      $  13.30
                                                               --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                                             0.00          0.05          0.09          0.12          0.17
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   2.84          5.30          1.36          5.67          2.31
                                                               --------      --------      --------      --------      --------
 Total From Investment Operations                                  2.84          5.35          1.45          5.79          2.48
                                                               --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                           (0.01)        (0.06)        (0.09)        (0.12)        (0.17)
 Distributions (from capital gains)                               (0.68)        (0.44)        (1.54)        (0.43)        (0.18)
                                                               --------      --------      --------      --------      --------
 Total Distributions                                              (0.69)        (0.50)        (1.63)        (0.55)        (0.35)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period                                 $  27.49      $  25.34      $  20.49      $  20.67      $  15.43
                                                               ========      ========      ========      ========      ========
Total Return                                                      11.25%        26.38%         7.66%        38.45%        18.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $121,092      $ 99,054      $ 44,122      $ 23,733      $  8,252
Ratio of Expenses to Average Net Assets                            1.35%         1.35%         1.35%         1.35%         1.35%
Ratio of Net Income (Loss) to Average Net Assets                  (0.13)%        0.10%         0.37%         0.61%         1.11%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.89%         1.89%         1.88%         1.88%         1.90%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.67)%       (0.44)%       (0.16)%        0.08%         0.56%
Portfolio Turnover Rate                                              16%            7%           14%            8%           10%
--------------------------------------------------------------------------------------------------------------------------

                      28       PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INDEX FUND (CONTINUED)

                                                                        Fiscal year ended September 30,
CLASS C SHARES                                                             2000          1999(1)
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $    25.48      $    25.35
                                                                        ----------      ----------
Investment Operations:
 Net Investment Income                                                        0.00            0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              2.88            0.13
                                                                        ----------      ----------
 Total From Investment Operations                                             2.88            0.19
                                                                        ----------      ----------
Less Distributions:
 Dividends (from net investment income)                                      (0.02)          (0.06)
 Distributions (from capital gains)                                          (0.68)             --
                                                                        ----------      ----------
 Total Distributions                                                         (0.70)          (0.06)
                                                                        ----------      ----------
Net Asset Value, End of Period                                          $    27.66      $    25.48
                                                                        ==========      ==========
Total Return                                                                 11.32%           0.76%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $   34,811      $   16,861
Ratio of Expenses to Average Net Assets                                       1.35%           1.35%(2)
Ratio of Net Income (Loss) to Average Net Assets                             (0.13)%          0.07%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)                  1.89%           1.89%(2)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)         (0.67)%         (0.47)%(2)
Portfolio Turnover Rate                                                         16%              7%
------------------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.


                       29      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP GROWTH FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                    2000          1999         1998          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $  19.75      $  16.25      $  17.63      $  13.63      $  11.75
                                                               --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income (Loss)                                     (0.09)         0.02          0.09          0.09          0.15
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   4.87          5.39         (0.02)         4.28          1.88
                                                               --------      --------      --------      --------      --------
 Total From Investment Operations                                  4.78          5.41          0.07          4.37          2.03
                                                               --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                              --         (0.03)        (0.09)        (0.10)        (0.15)
 Distributions (from capital gains)                               (2.98)        (1.88)        (1.36)        (0.27)           --
                                                               --------      --------      --------      --------      --------
 Total Distributions                                              (2.98)        (1.91)        (1.45)        (0.37)        (0.15)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period                                 $  21.55      $  19.75      $  16.25      $  17.63      $  13.63
                                                               ========      ========      ========      ========      ========
Total Return                                                      25.74%        36.00%         0.61%        32.69%        17.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $208,556      $168,153      $140,948      $ 12,017      $  5,318
Ratio of Expenses to Average Net Assets                            1.05%         1.05%         1.05%         1.05%         1.04%
Ratio of Net Income (Loss) to Average Net Assets                  (0.45)%       (0.05)%        0.56%         0.57%         1.13%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.14%         1.14%         1.11%         1.14%         1.17%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.54)%       (0.14)%        0.50%         0.48%         1.00%
Portfolio Turnover Rate                                              47%           57%           38%           34%           21%
--------------------------------------------------------------------------------------------------------------------------------

                                                                             Fiscal year ended September 30,
CLASS B SHARES                                                    2000         1999         1998         1997        1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $  19.38      $  16.06      $  17.47      $  13.57      $  11.73
                                                               --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income (Loss)                                     (0.22)         0.07          0.03          0.01          0.08
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   4.75          5.13         (0.05)         4.18          1.84
                                                               --------      --------      --------      --------      --------
 Total From Investment Operations                                  4.53          5.20         (0.02)         4.19          1.92
                                                               --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                              --            --         (0.03)        (0.02)        (0.08)
 Distributions (from capital gains)                               (2.98)        (1.88)        (1.36)        (0.27)           --
                                                               --------      --------      --------      --------      --------
 Total Distributions                                              (2.98)        (1.88)        (1.39)        (0.29)        (0.08)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period                                 $  20.93      $  19.38      $  16.06      $  17.47      $  13.57
                                                               ========      ========      ========      ========      ========
Total Return                                                      24.84%        34.99%         0.09%        31.42%        16.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $ 36,272      $ 19,011      $ 11,177      $  9,487      $  5,775
Ratio of Expenses to Average Net Assets                            1.80%         1.80%         1.80%         1.80%         1.79%
Ratio of Net Income (Loss) to Average Net Assets                  (1.20)%       (0.83)%       (0.20)%       (0.18)%        0.36%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.89%         1.89%         1.86%         1.89%         1.92%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (1.29)%       (0.92)%       (0.26)%       (0.27)%        0.23%
Portfolio Turnover Rate                                              47%           57%           38%           34%           21%
--------------------------------------------------------------------------------------------------------------------------------


                       30      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP GROWTH FUND (CONTINUED)

                                                            Fiscal year ended September 30,
CLASS C SHARES                                                    2000          1999(1)
-------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  19.67      $  18.56
                                                                --------      --------
Investment Operations:
 Net Investment Income (Loss)                                      (0.09)         0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    4.70          1.11
                                                                --------      --------
 Total From Investment Operations                                   4.61          1.12
                                                                --------      --------
Less Distributions:
 Dividends (from net investment income)                               --         (0.01)
 Distributions (from capital gains)                                (2.98)           --
                                                                --------      --------
 Total Distributions                                               (2.98)        (0.01)
                                                                --------      --------
Net Asset Value, End of Period                                  $  21.30      $  19.67
                                                                ========      ========
Total Return                                                       24.89%         6.04%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 17,538      $    962
Ratio of Expenses to Average Net Assets                             1.80%         1.80%(2)
Ratio of Net Loss to Average Net Assets                            (1.20)%       (1.09)%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)        1.89%         1.89%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.29)%       (1.18)%(2)
Portfolio Turnover Rate                                               47%           57%
-------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.


                       31      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP VALUE FUND

                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                   2000          1999          1998         1997           1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $  23.12      $  22.39      $  28.74      $  22.59      $  19.57
                                                               --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                                             0.17          0.19          0.29          0.33          0.36
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   0.22          4.44         (2.59)         7.90          4.07
                                                               --------      --------      --------      --------      --------
 Total From Investment Operations                                  0.39          4.63         (2.30)         8.23          4.43
                                                               --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                           (0.17)        (0.20)        (0.29)        (0.32)        (0.36)
 Distributions (from capital gains)                               (2.75)        (3.70)        (3.76)        (1.76)        (1.05)
                                                               --------      --------      --------      --------      --------
 Total Distributions                                              (2.92)        (3.90)        (4.05)        (2.08)        (1.41)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period                                 $  20.59      $  23.12      $  22.39      $  28.74      $  22.59
                                                               ========      ========      ========      ========      ========
Total Return                                                       0.92%        21.93%        (8.77)%       38.82%        23.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $138,146      $177,251      $170,529      $ 50,381      $ 22,965
Ratio of Expenses to Average Net Assets                            1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of Net Income (Loss) to Average Net Assets                  (0.45)%        0.82%         1.21%         1.14%         1.64%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.13%         1.15%         1.13%         1.14%         1.13%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.53)%        0.72%         1.13%         1.05%         1.56%
Portfolio Turnover Rate                                              68%           61%           74%           57%           40%
-------------------------------------------------------------------------------------------------------------------------------

                                                                               Fiscal year ended September 30,
CLASS B SHARES                                                   2000          1999          1998          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $  22.87      $  22.21      $  28.55      $  22.50      $  19.49
                                                               --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                                             0.05          0.07          0.13          0.18          0.22
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   0.18          4.36         (2.58)         7.81          4.06
                                                               --------      --------      --------      --------      --------
 Total From Investment Operations                                  0.23          4.43         (2.45)         7.99          4.28
                                                               --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)                           (0.05)        (0.07)        (0.13)        (0.18)        (0.22)
 Distributions (from capital gains)                               (2.75)        (3.70)        (3.76)        (1.76)        (1.05)
                                                               --------      --------      --------      --------      --------
 Total Distributions                                              (2.80)        (3.77)        (3.89)        (1.94)        (1.27)
                                                               --------      --------      --------      --------      --------
Net Asset Value, End of Period                                 $  20.30      $  22.87      $  22.21      $  28.55      $  22.50
                                                               ========      ========      ========      ========      ========
Total Return                                                       0.17%        21.07%        (9.37)%       37.71%        23.08%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $ 49,662      $ 61,711      $ 56,259      $ 53,420      $ 23,316
Ratio of Expenses to Average Net Assets                            1.80%         1.80%         1.80%         1.80%         1.80%
Ratio of Net Income (Loss) to Average Net Assets                  (1.20)%        0.07%         0.41%         0.39%         0.89%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.88%         1.90%         1.88%         1.89%         1.88%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (1.28)%       (0.03)%        0.33%         0.30%         0.81%
Portfolio Turnover Rate                                              68%           61%           74%           57%           40%
--------------------------------------------------------------------------------------------------------------------------------


                       32      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP VALUE FUND (CONTINUED)

                                                                Fiscal year ended September 30,
CLASS C SHARES                                                       2000           1999(1)
----------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $ 23.09       $  22.79
                                                                   -------       --------
Investment Operations:
 Net Investment Income                                                0.06           0.08
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      0.17           0.30
                                                                   -------       --------
 Total From Investment Operations                                     0.23           0.38
                                                                   -------       --------
Less Distributions:
 Dividends (from net investment income)                              (0.06)         (0.08)
 Distributions (from capital gains)                                  (2.75)            --
                                                                   -------       --------
 Total Distributions                                                 (2.81)         (0.08)
                                                                   -------       --------
Net Asset Value, End of Period                                     $ 20.51       $  23.09
                                                                   =======       ========
Total Return                                                          0.17%          1.65%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $ 6,551      $   1,398
Ratio of Expenses to Average Net Assets                               1.80%          1.80%(2)
Ratio of Net Income (Loss) to Average Net Assets                     (1.20)%         0.00%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)          1.88%          1.90%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)          (1.28)%        (0.10)%(2)
Portfolio Turnover Rate                                                 68%            61%
----------------------------------------------------------------------------------------------

(1)Class C shares have been offered since February 1, 1999.

(2)Annualized.


                       33      PROSPECTUS - First American Large Cap Funds
                                            Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.



FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.

First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.

12/2000  PROLRGR-00

SEC file number: 811-05309


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